Execution Version PARTIAL ASSIGNMENT AND ASSUMPTION AGREEMENT THIS PARTIAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) entered into as of March 18, 2026 (the “Effective Date”), by and among APPLIED DIGITAL CORPORATION, Nevada corporation (“Applied Digital”), BASE ELECTRON, INC., a Nevada corporation (“Base Electron”), THE BABCOCK & WILCOX COMPANY, a Delaware corporation (“BWC”) and subsidiary of BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (“B&W Enterprises,” and together with BWC, the “B&W Parties”). WHEREAS, Applied Digital and B&W Enterprises are parties to that certain Letter Agreement, dated as of November 4, 2025 (the “Letter Agreement”), relating to the Project (as defined below), pursuant to which B&W Enterprises issued to Applied Digital (i) 500,000 shares (the “Shares”) of common stock, par value $0.01 per share, of B&W Enterprises (“Common Stock”), and (ii) a warrant to purchase 2,600,000 shares of Common Stock (the “Initial Warrant”), and agreed to issue an additional warrant to purchase 7,860,000 shares of Common Stock (the “Additional Warrant” and, together with the Initial Warrant, the “Warrants”) upon the execution of a definitive design-build agreement and full authorization to proceed on the Project (as defined below) between BWC and Applied Digital (such conditions, the “Additional Warrant Conditions”); WHEREAS, in connection with the Letter Agreement, BWC and Applied Digital entered into that certain Limited Notice to Proceed, dated as of November 4, 2025 (the “LNTP”), relating to the development of a power generation facility (the “Project”); WHEREAS, in connection with the Letter Agreement and the Warrants, B&W Enterprises and Applied Digital entered into that certain Registration Rights Agreement, dated as of November 4, 2025, as amended from time to time (the “Registration Rights Agreement”), pursuant to which B&W Enterprises agreed to register the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants; WHEREAS, Applied Digital has subsequently determined that it is in the best interest of Applied Digital and its shareholders for Applied Digital to assign the opportunity to enter into a definitive design- build agreement to another third-party rather than itself becoming an “independent power producer”; WHEREAS, in furtherance of the foregoing, Base Electron has subsequently entered into that certain Design-Build Agreement with BWC, dated as of February 26, 2026, for the design, engineering, procurement, supply, delivery, and installation of the Project (the “Design-Build Agreement”) in place of Applied Digital, which agreement supersedes and replaces the LNTP in its entirety; WHEREAS, in consideration for Base Electron entering into the Design-Build Agreement and assuming all of the obligations thereunder in lieu of Applied Digital, and the anticipated benefits to be derived by Applied Digital from the power generated by the Project, Applied Digital desires to partially assign, and Base Electron desires to accept partial assignment of, fifty percent (50%) of Applied Digital’s rights with respect to the Warrants under the Letter Agreement, (representing the right to purchase an aggregate of 5,230,000 shares of Common Stock) (the “Assigned Warrants”) to Base Electron; and WHEREAS, Applied Digital has provided a guarantee (the “Guarantee”), dated as of February 26, 2026, guaranteeing Base Electron’s obligations under the Design-Build Agreement, to and for the benefit of BWC, as a condition to BWC entering into the Design-Build Agreement with Base Electron.

-2- NOW, THEREFORE, in consideration for the mutual premises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows: 1. Assignment and Assumption. (a) Applied Digital assigns, transfers and conveys to Base Electron all of Applied Digital’s rights, title and interest to receive the Assigned Warrants and Base Electron accepts and assumes all of Applied Digital’s obligations and liabilities under the Letter Agreement solely with respect to the Assigned Warrants (such assigned rights and assumed obligations and liabilities, including the obligation to enter into a definitive design-build agreement and to perform thereunder, the “Assigned Rights and Obligations”). (b) Base Electron (i) agrees to keep and perform all of the covenants, conditions, obligations and agreements and stipulations contained in the Letter Agreement that are to be performed by Applied Digital in respect of the Assigned Warrants (including the obligation to cause the execution of a definitive design-build agreement and to proceed thereunder with respect to the Project); (ii) acknowledges that it has entered into, the Design-Build Agreement in furtherance of such obligation in the foregoing clause (i) and hereby releases and forever discharges Applied Digital from any and all liabilities and obligations to enter into such design-build agreement and to perform thereunder; and (iii) agrees to indemnify, defend and hold Applied Digital harmless from all obligations, liabilities and claims against Applied Digital, in each case relating to or arising out of the Assigned Rights and Obligations. (c) Applied Digital shall have no further liability or obligation with respect to the Project or the Design-Build Agreement, except as expressly set forth in this Agreement and the Guarantee. (d) The B&W Parties hereby release and forever discharge Applied Digital from any and all liabilities and obligations under the Letter Agreement to enter into a definitive design-build agreement and to perform thereunder except as and to the extent set forth in the Guarantee. 2. B&W Parties Consent. (a) The B&W Parties hereby consent to the assignment and assumption of the Assigned Warrants and the Assigned Rights and Obligations; (b) The B&W Parties hereby deem that all Additional Warrant Conditions have been satisfied by Base Electron’s entry into the Design-Build Agreement in place of Applied Digital; (c) B&W Enterprises shall issue the Assigned Warrants directly to Base Electron (and not to Applied Digital) as a separate warrant, on substantially the same terms as the Initial Warrant on or prior to March 18, 2026; and (d) B&W Enterprises shall issue to Applied Digital a separate warrant, on substantially the same terms as the Initial Warrant, representing the right to purchase 2,630,000

-3- shares of Common Stock on or prior to March 18, 2026. 3. Representations and Warranties. Each party represents and warrants to each other party that: (i) Organization; Authorization. Such party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization. Such party has legal capacity and full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with the terms of this Agreement, subject to the effects of liquidation, conservatorship, insolvency, receivership, bankruptcy, reorganization, moratorium, or other similar debtor relief laws of general application and the principles of equity affecting the enforcement of contracts or creditors’ rights generally. (ii) Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions hereunder, will (i) violate or conflict with any applicable law or order to which such party is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract to which such party is a party or by which it is bound or to which any of its assets are subject. (iii) Consents and Approval. No consent, waiver, authorization or approval of or from any bank or other financial institution, governmental authority or any other individual, partnership, corporation, trust, association, limited liability company, or any other entity is required with respect to such party in connection with the execution and delivery by such party of this Agreement or the consummation of the transactions hereunder by such party. 4. Entire Agreement. This Agreement, together with the Letter Agreement, the Registration Rights Agreement, and the other documents and instruments referenced herein, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations, warranties, and agreements between the parties with respect to such subject matter. Except as expressly modified by this Agreement, the Letter Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the Letter Agreement and this Agreement, the terms of this Agreement shall control. 5. Amendment; Waiver. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by each of the parties hereto. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. In case of conflict with the letter agreement and this Agreement, this Agreement shall control and this Agreement shall remain in full force and effect. 6. Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors and permitted assigns. 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws thereof. 8. Venue. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the state and federal courts located in the State of New York, County of New York, for any action, suit, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and each

-4- party irrevocably and unconditionally waives any objection to the laying of venue in such courts and any claim that such courts are an inconvenient forum. 9. Specific Performance. Each party acknowledges and agrees that a breach of this Agreement would cause irreparable harm to the other parties for which monetary damages would be inadequate, and that, in addition to any other remedies available at law or in equity, each party shall be entitled to seek equitable relief, including injunction and specific performance, to enforce the terms of this Agreement without the necessity of proving actual damages or posting any bond or other security. 10. Counterparts. This Agreement may be executed in facsimile or other counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. [Signatures to follow]

[Signature Page to Partial Assignment and Assumption Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Partial Assignment and Assumption Agreement as of the date set forth above. APPLIED DIGITAL CORPORATION By: /s/ Wes Cummins Name: Wes Cummins Title: Chief Executive Officer BASE ELECTRON, INC. By: /s/ Jason Zhang Name: Jason Zhang Title: President BABCOCK & WILCOX ENTERPRISES, INC. By: /s/ Kenneth Young Name: Kenneth Young Title: Chief Executive Officer THE BABCOCK & WILCOX COMPANY By: /s/ Kenneth Young Name: Kenneth Young Title: President